UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NEW HAMPSHIRE THRIFT BANCSHARES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined.):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held on May 8, 2014.

NAME

ADDRESS

CITY, STATE ZIP CODE

Dear Stockholder:

As part of our efforts to cut unnecessary expense and conserve the environment, New Hampshire Thrift Bancshares, Inc. has elected to provide Internet access to the proxy statement and annual report rather than mailing paper reports. This reduces postage and printing expenses and paper waste. The proxy statement and annual report are available at: www.cfpproxy.com/5370.

The 2014 Annual Meeting of Stockholders (the “Annual Meeting”) will be held on May 8, 2014, at 10:00 a.m., Eastern time, at the Lake Sunapee Bank Building, 1868 Room, 9 Main Street, Newport, New Hampshire 03773. At the Annual Meeting, we will ask you to:

1.	Elect the four director nominees to serve for the terms stated in the proxy statement.

2.	Ratify the appointment of Shatswell, MacLeod & Co., P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

3.	Consider and approve a non-binding advisory proposal on the compensation of our named executive officers.

4.	Approve the New Hampshire Thrift Bancshares, Inc. 2014 Stock Incentive Plan.

The Board of Directors unanimously recommends a vote “FOR” all of the nominees named in Item 1 and a vote “FOR” each of the proposals listed in Items 2, 3 and 4.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

You may also vote on-line, by telephone, by mail or in person at the Annual Meeting. If you wish to vote on-line or by telephone, you will need your Stockholder Control Number, which can be found in the bottom right hand corner of this notice and at the web address www.rtcoproxy.com/nhtb or toll-free telephone number (855) 658-0970, as applicable. No other personal information will be required in order to vote on-line or by telephone. If you wish to vote by mail, simply cast your vote on the proxy card that you receive in the mail and sign and return it in the accompanying Business Reply Envelope. If you wish to vote in person at the Annual Meeting, written ballots will be available.

You may also request to receive a free paper copy of each of these documents. To request a paper copy of these documents, you will need your Stockholder Control Number, which can be found in the bottom right hand corner of this notice. Then, either call, toll-free, (800) 951-2405 or visit www.cfpproxy.com/5370 and enter the Stockholder Control Number when prompted. You may also send us an e-mail at fulfillment@rtco.com. If you send us an e-mail, enter the Stockholder Control Number in the subject line. Please make your request for these documents by April 24, 2014, to facilitate timely delivery.

We ask that you cast your vote promptly. Please help save the Company additional solicitation costs by voting today.

Thank you for your continued support.

[Stockholder Control Number]